--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 1
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                               )    DEBTOR IN POSSESSION INTERIM STATEMENT
                                     )
 SN Insurance Services, Inc.         )                  STATEMENT NO.  14
                                     )           FOR THE PERIOD FROM:   1-May-01
                               DEBTOR)                            TO:  31-May-01
-------------------------------------
CHAPTER 11 CASE NO. SV00-14100-GM    )
-------------------------------------

                                                      -------------------------------------------------------------------------
                                                      DIP General       DIP Payroll        DIP General        DIP Fiduciary
                                                        Account           Account         Account-Chase           Account
                                                      -------------------------------------------------------------------------

CASH ACTIVITY ANALYSIS

A.  Total Receipts Per All Prior Interim Statements    $32,392,981.15   $10,263,761.21    $23,662,917.45      $32,477,991.02

B.  Less: Total Disbursements Per All Prior            $32,339,260.28   $10,231,759.00    $23,587,000.00      $32,467,802.31
          Interim Statements
                                                      -------------------------------------------------------------------------
C.  Beginning Balance                                  $    53,720.87   $    32,002.21    $   75,917.45      $     10,188.71
                                                      -------------------------------------------------------------------------
D.  Receipts During Current Period

    Per Attached Schedule                              $   260,267.32   $   149,811.97    $  132,996.77      $         0.00

                                                      -------------------------------------------------------------------------
E.  Balance Available                                  $   313,988.19   $   181,814.18    $  208,914.22      $     10,188.71

                                                      -------------------------------------------------------------------------
F.  Less: Disbursements During Period

        Per Attached Schedule                          $   176,939.90   $   150,437.05    $      873.69     $       1,038.01

                                                      -------------------------------------------------------------------------
G.  Ending Balance                                     $   137,048.29   $    31,377.13    $  208,040.53     $       9,150.70

                                                      -------------------------------------------------------------------------

                                                      ------------------
                                                      DIP Canawill Trust
                                                           Account
                                                      ------------------
                                                       CLOSED 3/7/01
CASH ACTIVITY ANALYSIS

A.  Total Receipts Per All Prior Interim Statements   $766,173.14

B.  Less: Total Disbursements Per All Prior           $766,173.14
          Interim Statements
                                                      -----------------
C.  Beginning Balance                                 $     0.00

                                                      -----------------
D.  Receipts During Current Period

    Per Attached Schedule                             $     0.00

                                                      -----------------
E.  Balance Available                                 $     0.00

                                                      -----------------
F.  Less: Disbursements During Period

        Per Attached Schedule                         $     0.00

                                                      -----------------
G.  Ending Balance                                    $     0.00

                                                      -----------------

H.  ACCOUNT INFORMATION

    (1). DIP General Account

          (a) Depository Name and Location      Bank of America, 345 Montgomery
                                                Street, LL1, San Francisco, CA
                                                94104
          (b) Account Number                    15819-20480

    (2). DIP Payroll Account

          (a) Depository Name and Location      Bank of America, 345 Montgomery
                                                Street, LL1, San Francisco, CA
                                                94104
          (b) Account Number                    15812-20431

    (3). DIP General Account - Chase

          (a) Depository Name and Location      Chase Manhattan Bank, 4 Chase
                                                MetroTech Center, 18th Floor,
                                                Brooklyn, NY 11245
          (b) Account Number                    323-894984

    (4). DIP Fiduciary Account

          (a) Depository Name and Location      Imperial Bank, 226 Airport
                                                Parkway, San Jose, CA 95110
          (b) Account Number                    17-402-536

    (5). DIP Canawill Trust Account

          (a) Depository Name and Location      Imperial Bank, 226 Airport
                                                Parkway, San Jose, CA 95110
          (b) Account Number                    17-402-528



I, Alex Corbett, Chief Financial Officer, declare under penalty of perjury, that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.


Dated: 6/25/01                            Signed: /s/ Alex Corbett
       ----------                                 --------------------------

--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 2
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                               )    DEBTOR IN POSSESSION INTERIM STATEMENT
                                     )
 SN Insurance Services, Inc.         )                  STATEMENT NO.  14
                                     )           FOR THE PERIOD FROM:   1-May-01
                               DEBTOR)                            TO:  31-May-01
-------------------------------------
CHAPTER 11 CASE NO. SV00-14100-GM    )
-------------------------------------

                                                      -------------------------------------------------------------------------
                                                      DIP Operating     DIP WCMA/MLIF      DIP WCMA UIC        DIP WCMA CIC
                                                         Account           Account       Fiduciary Account   Fiduciary Account
                                                      -------------------------------------------------------------------------
                                                       CLOSED 3/7/01
CASH ACTIVITY ANALYSIS

A.  Total Receipts Per All Prior Interim Statements    $203,544.36      $91,191,046.12    $3,924,576.46       $1,661,880.03

B.  Less: Total Disbursements Per All Prior            $203,544.36      $84,704,690.58    $      150.00       $      150.00
          Interim Statements
                                                      -------------------------------------------------------------------------
C.  Beginning Balance                                  $      0.00      $ 6,486,355.54    $3,924,426.46       $1,661,730.03
                                                      -------------------------------------------------------------------------
D.  Receipts During Current Period

    Per Attached Schedule                              $      0.00      $    37,557.79    $   14,696.85       $    6,223.13

                                                      -------------------------------------------------------------------------
E.  Balance Available                                  $      0.00      $ 6,523,913.33    $3,939,123.31       $1,667,953.16

                                                      -------------------------------------------------------------------------
F.  Less: Disbursements During Period

        Per Attached Schedule                          $      0.00      $   531,587.73    $        0.00       $        0.00

                                                      -------------------------------------------------------------------------
G.  Ending Balance                                     $      0.00      $ 5,992,325.60    $3,939,123.31       $1,667,953.16

                                                      -------------------------------------------------------------------------

                                                      ------------------
                                                         DIP WCMA ZCIC
                                                       Fiduciary Account
                                                      ------------------

CASH ACTIVITY ANALYSIS

A.  Total Receipts Per All Prior Interim Statements   $223,951.97

B.  Less: Total Disbursements Per All Prior           $    150.00
          Interim Statements
                                                      -----------------
C.  Beginning Balance                                 $222,801.97

                                                      -----------------
D.  Receipts During Current Period

    Per Attached Schedule                             $    834.41

                                                      -----------------
E.  Balance Available                                 $223,636.38

                                                      -----------------
F.  Less: Disbursements During Period

        Per Attached Schedule                         $      0.00

                                                      -----------------
G.  Ending Balance                                    $223,636.38

                                                      -----------------

H.  ACCOUNT INFORMATION

    (6). DIP Operating Account

          (a) Depository Name and Location      Imperial Bank, 226 Airport
                                                Parkway, San Jose, CA 95110
          (b) Account Number                    17-402-544

    (7). DIP WCMA/MLIF Account

          (a) Depository Name and Location      Merrill Lynch, 10 West Second
                                                Street, #400, Dayton, OH 45402
          (b) Account Number                    77M07W64

    (8). DIP WCMA UIC Fiduciary Account

          (a) Depository Name and Location      Merrill Lynch, 10 West Second
                                                Street, #400, Dayton, OH 45402
          (b) Account Number                    77M07W77

    (9). DIP WCMA CIC Fiduciary Account

          (a) Depository Name and Location      Merrill Lynch, 10 West Second
                                                Street, #400 Dayton, OH 45402
          (b) Account Number                    77M07W78

    (10.) DIP WCMA ZCIC Fiduciary Account

          (a) Depository Name and Location      Merrill Lynch, 10 West Second
                                                Street, #400 Dayton, OH 45402
          (b) Account Number                    77M07W79

--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 3
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                               )    DEBTOR IN POSSESSION INTERIM STATEMENT
                                     )
 SN Insurance Services, Inc.         )                  STATEMENT NO.  14
                                     )           FOR THE PERIOD FROM:   1-May-01
                               DEBTOR)                            TO:  31-May-01
-------------------------------------
CHAPTER 11 CASE NO. SV00-14100-GM    )
-------------------------------------

                                                      -------------------------------------------------------------------------
                                                      DIP WCMA Creditors      (1) Pre-Petition        (2) Pre-Petition
                                                       Fiduciary Account    Concentration Account   Concentration Account
                                                      -------------------------------------------------------------------------
                                                                            CLOSED  5/11/00         CLOSED 6/12/00
CASH ACTIVITY ANALYSIS

A.  Total Receipts Per All Prior Interim Statements    $5,050,912.74        $0.00                   $4,941.903.92

B.  Less: Total Disbursements Per All Prior            $      150.00        $0.00                   $4,941,903.92
          Interim Statements
                                                      -------------------------------------------------------------------------
C.  Beginning Balance                                  $5,050,762.74        $0.00                   $        0.00
                                                      -------------------------------------------------------------------------
D.  Receipts During Current Period

    Per Attached Schedule                              $   17,685.90        $0.00                   $        0.00

                                                      -------------------------------------------------------------------------
E.  Balance Available                                  $5,068,448.64        $0.00                   $        0.00

                                                      -------------------------------------------------------------------------
F.  Less: Disbursements During Period

        Per Attached Schedule                          $1,141,244.96        $0.00                   $        0.00

                                                      -------------------------------------------------------------------------
G.  Ending Balance                                     $3,927,203.68        $0.00                   $        0.00

                                                      -------------------------------------------------------------------------

                                                      ------------------
                                                         Pre-Petition
                                                        Payroll Account
                                                      ------------------
                                                        CLOSED 5/11/00
CASH ACTIVITY ANALYSIS

A.  Total Receipts Per All Prior Interim Statements   $116,548.20

B.  Less: Total Disbursements Per All Prior           $116,548.20
          Interim Statements
                                                      -----------------
C.  Beginning Balance                                 $      0.00

                                                      -----------------
D.  Receipts During Current Period

    Per Attached Schedule                             $      0.00

                                                      -----------------
E.  Balance Available                                 $      0.00

                                                      -----------------
F.  Less: Disbursements During Period

        Per Attached Schedule                         $      0.00

                                                      -----------------
G.  Ending Balance                                    $      0.00

                                                      -----------------

H.  ACCOUNT INFORMATION

    (11). DIP WCMA Creditors Fiduciary Account

          (a) Depository Name and Location      Merrill Lynch, 10 West Second
                                                Street, #400 Dayton, OH 45402
          (b) Account Number                    77M07W80

    (12). Pre-Petition Concentration Account(1)

          (a) Depository Name and Location      Bank of America, 2049 Century
                                                Park East, 2nd Floor, Los
                                                Angeles, CA 90067
          (b) Account Number                    14172-03510     CLOSED 5/11/00

    (13). Pre-Petition Concentration Account(2)

          (a) Depository Name and Location      Bank of America, 2049 Century
                                                Park East, 2nd Floor, Los
                                                Angeles, CA 90067
          (b) Account Number                    14175-03509     CLOSED 6/12/00

    (14). Pre-Petition Payroll Account

          (a) Depository Name and Location      Bank of America, 2049 Century
                                                Park East, 2nd Floor, Los
                                                Angeles, CA 90067
          (b) Account Number                    14175-04995     CLOSED 5/11/00

--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 4
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                               )    DEBTOR IN POSSESSION INTERIM STATEMENT
                                     )
 SN Insurance Services, Inc.         )                  STATEMENT NO.  14
                                     )           FOR THE PERIOD FROM:   1-May-01
                               DEBTOR)                            TO:  31-May-01
-------------------------------------
CHAPTER 11 CASE NO. SV00-14100-GM    )
-------------------------------------

                                                      -------------------------------------------------------------------------
                                                        (3) Pre-Petition       (4) Pre-Petition        Pre-Petition
                                                      Concentration Account  Concentration Account   Operating Account
                                                      -------------------------------------------------------------------------
                                                        CLOSED 5/26/00        CLOSED 5/31/00           CLOSED 6/1/00
CASH ACTIVITY ANALYSIS

A.  Total Receipts Per All Prior Interim Statements    $915,515.91          $6,717,253.96            $203,544.36

B.  Less: Total Disbursements Per All Prior            $915,515.91          $6,717,253.96            $203,544.36
          Interim Statements
                                                      -------------------------------------------------------------------------
C.  Beginning Balance                                  $      0.00          $        0.00            $      0.00
                                                      -------------------------------------------------------------------------
D.  Receipts During Current Period

    Per Attached Schedule                              $      0.00          $        0.00            $      0.00

                                                      -------------------------------------------------------------------------
E.  Balance Available                                  $      0.00          $        0.00            $      0.00

                                                      -------------------------------------------------------------------------
F.  Less: Disbursements During Period

        Per Attached Schedule                          $      0.00          $        0.00            $      0.00

                                                      -------------------------------------------------------------------------
G.  Ending Balance                                     $      0.00          $        0.00            $      0.00

                                                      -------------------------------------------------------------------------

                                                      -------------------------------------------------------------------------
                                                         Pre-Petition          Pre-Petition         Pre-Petition
                                                      Canawill Trust Acct   Fiduciary Account   Accounts Payable Acct
                                                      -------------------------------------------------------------------------
                                                        CLOSED 6/8/00          CLOSED 6/30/00       CLOSED 5/15/00
CASH ACTIVITY ANALYSIS

A.  Total Receipts Per All Prior Interim Statements   $766,173.14           $   34,083.19       $      0.00

B.  Less: Total Disbursements Per All Prior           $766,173.14           $   34,083.19       $      0.00
          Interim Statements
                                                      -------------------------------------------------------------------------
C.  Beginning Balance                                 $      0.00           $        0.00       $      0.00

                                                      -------------------------------------------------------------------------
D.  Receipts During Current Period

    Per Attached Schedule                             $      0.00           $        0.00       $      0.00

                                                      -------------------------------------------------------------------------
E.  Balance Available                                 $      0.00           $        0.00       $      0.00

                                                      -------------------------------------------------------------------------
F.  Less: Disbursements During Period

        Per Attached Schedule                         $      0.00           $        0.00       $      0.00

                                                      -------------------------------------------------------------------------
G.  Ending Balance                                    $      0.00           $        0.00       $      0.00

                                                      -------------------------------------------------------------------------

H.  ACCOUNT INFORMATION

    (15). Pre-Petition Concentration Account(3)

          (a) Depository Name and Location      Bank of America, 2049 Century
                                                Park East, 2nd Floor, Los
                                                Angeles, CA 90067
          (b) Account Number                    73662-11040     CLOSED 5/26/00

    (16). Pre-Petition Concentration Account(9)

          (a) Depository Name and Location      Chase Manhattan Bank, 4 Chase
                                                MetroTech Center, 18th Floor,
                                                Brooklyn, NY 11245
          (b) Account Number                    323-892531     CLOSED 5/31/00

    (17). Pre-Petition Operating Account

          (a) Depository Name and Location      Imperial Bank, 226 Airport
                                                Parkway, San Jose, CA 95110
          (b) Account Number                    17-061-429     CLOSED 6/1/00

    (18). Pre-Petition Canawill Trust Account

          (a) Depository Name and Location      Imperial Bank, 226 Airport
                                                Parkway, San Jose, CA 95110
          (b) Account Number                    17-400-738     CLOSED 6/8/00

    (19). Pre-Petition Fiduciary Account

          (a) Depository Name and Location      Imperial Bank, 226 Airport
                                                Parkway, San Jose, CA 95110
          (b) Account Number                    17-400-967     CLOSED 6/30/00

    (20). Pre-Petition Accounts Payable Account

          (a) Depository Name and Location      Bank of America, 2049 Century
                                                Park East, 2nd Floor, Los
                                                Angeles, CA 90067
          (b) Account Number                    77658-01168     CLOSED 5/15/00

I. Other Monies On Hand: None